                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2003 (May 15, 2003)
                                                --------------------------------

                   MONMOUTH REAL ESTATE INVESTMENT CORPORATION
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             (Exact name of registrant as specified in its charter)

 Maryland                          000-04258                22-1897375
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(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)

3499 Route 9 North, Suite 3-C, Freehold, NJ                       07728
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (732) 577-9996
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.       Other Events.

         On May 15, 2003, Monmouth Real Estate Investment Corporation (the
"Company") changed its state of incorporation from Delaware to Maryland (the
"Reincorporation"). The Reincorporation was approved by the Company's shareholders at the Company's annual meeting on May 6, 2003.

         The Reincorporation was accomplished by the merger (the "Merger") of the Company with and into its wholly-owned subsidiary, MREIC Maryland, Inc., a
Maryland corporation ("Monmouth Maryland"), which was the surviving corporation in the Merger. In connection with the Merger, Monmouth Maryland changed its name to Monmouth Real Estate Investment Corporation.

         As a result of the Merger each outstanding share of the Company's Class
A common stock, $.01 par value per share (the "Delaware Common Stock"), was converted into one share of common stock, $.01 par value, of Monmouth Maryland
(the "Maryland Common Stock"). In addition, each outstanding option to purchase
Delaware Common Stock was converted into the right to purchase Maryland Common
Stock upon the same terms and conditions as immediately prior to the Merger. The
Company's 1997 Stock Option Plan, as amended, was assumed and will be continued
by Monmouth Maryland.

         The conversion of the Delaware Common Stock into Maryland Common Stock occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of Delaware Common Stock are now deemed to represent the same number of shares of Maryland Common Stock.

         Prior to the Merger, Monmouth Maryland had no assets or liabilities, other than nominal assets or liabilities. As a result of the Merger, Monmouth
Maryland acquired all of the assets and all of the liabilities and obligations of the Company. Monmouth Maryland has the same business, properties, directors, management, status as a real estate investment trust under the Internal Revenue
Code of 1986, as amended, and principal executive offices as Monmouth Delaware.

         Monmouth Maryland's shares are listed for trading on the Nasdaq
National Market and trade under the symbol "MNRTA."

         Monmouth Maryland's common stock is deemed registered under Section
12(g) of the Securities Exchange Act of 1934 by operation of Rule 12g-3(a).

Item 7.        Financial Statements and Exhibits.

         (c) Exhibit No. The following exhibits are filed herewith:

               2.1  Agreement and Plan of Merger dated March 24, 2003, between
                    MREIC Maryland, Inc. and Monmouth Real Estate Investment
                    Corporation (incorporated by reference from Appendix A of
                    Monmouth Real Estate Investment Corporation's Definitive
                    Proxy Statement as filed with the Securities and Exchange
                    Commission on April 7, 2003).

               2.2  Articles of Merger of Monmouth Real Estate Investment
                    Corporation into MREIC Maryland, Inc.

               2.3  Certificate of Merger of Monmouth Real Estate Investment
                    Corporation into MREIC Maryland, Inc.

               3.1  Articles of Incorporation of MREIC Maryland, Inc.
                    (incorporated by reference from Appendix B of Monmouth Real
                    Estate Investment Corporation's Definitive Proxy Statement
                    as filed with the Securities and Exchange Commission on
                    April 7, 2003).

               3.2  Bylaws of MREIC Maryland, Inc. (incorporated by reference from Appendix C of Monmouth Real Estate Investment
                    Corporation's Definitive Proxy Statement as filed with the
                    Securities and Exchange Commission on April 7, 2003).

               99   Press Release issued by the Company on May 21, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 2003
                                  Monmouth Real Estate Investment Corporation

                                  By:   /s/ Anna T. Chew
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                                       Anna T. Chew, Controller